Acquisitions and Minority Investment Acquisition - Business Combinations (Tables)	12 Months Ended
Dec. 29, 2012
Business Combinations [Abstract]
Schedule of Business Acquisitions, by Acquisition [Table Text Block]
The following table summarizes the estimated fair values of the assets acquired and liabilities assumed as a result of the significant business acquisitions made by the Company in fiscal year 2010 (in millions):

	LightLab Imaging	AGA Medical	Total
Current assets	$15	$97	$112
Deferred income taxes, net	4	13	17
Goodwill	41	881	922
Other intangible assets	40	421	461
Acquired IPR&D	14	120	134
Other long-term assets	2	45	47
Total assets acquired	116	1,577	1,693

Current liabilities	23	62	85
Deferred income taxes, net	—	196	196
Other long-term liabilities	—	236	236
Net assets acquired	$93	$1,083	$1,176

Cash paid, net of cash acquired	93	549	642
Non-cash (SJM shares at fair value)	—	534	534
Net assets acquired	$93	$1,083	$1,176